SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K

                             _______________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2004

                              HOME FEDERAL BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

                               0-18847 35-1807839
           (Commission File Number) (IRS Employer Identification No.)

                              501 Washington Street
                             Columbus, Indiana 47201
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (812) 522-1592


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Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press Release dated April 26, 2004.

Item 12. Results of Operations and Financial Condition.

Home Federal Bancorp, an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on April 26, 2004 announcing its results of operations for the quarter ended March 31, 2004 and also announcing its seventh stock repurchase program. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                                   /s/ Lawrence E. Welker
                                                   -----------------------------
                                                   Lawrence E. Welker
                                                   Executive Vice President, and
                                                   Chief Financial Officer

Dated: April 26, 2004